                                                                    EXHIBIT 31.1
                                                       Section 302 Certification
                                                        of Travis Prentice (CEO)

                                  CERTIFICATION

I, Travis Prentice, certify that:

1. I have reviewed this quarterly  report on Form 10-Q of MACC Private  Equities
Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to sate a material fact  necessary to make the  statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The  registrant's  other  certifying  officer(s)  and I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal  control over financial reporting  (as defined in Exchange Act Rules  13a-15(f) and  15d-15(f))  for the
registrant and have:

     a)  Designed  such  disclosure  controls  and  procedures,  or caused  such disclosure controls or procedures to be designed under our supervision,  to ensure that material information relating to the registrant,  including its consolidated  subsidiaries,  is made  known to us by  others  within  those entities,  particularly  during the  period in which  this  report is being prepared;

     b) Designed such internal control over financial reporting,  or caused such internal  control  over  financial  reporting  to  be  designed  under  our supervision,  to provide reasonable  assurance regarding the reliability of financial  reporting  and  the  preparation  of  financial  statements  for
     external  purposes  in  accordance  with  generally   accepted   accounting
     principles;

     c) Evaluated the effectiveness of the registrant's  disclosure controls and
     procedures  and  presented  in  this  report  our  conclusions   about  the
     effectiveness  of the controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     d) Disclosed in this report any change in the registrant's internal control over financial  reporting that occurred during the registrant's most recent fiscal  quarter (the  registrant's  fourth fiscal quarter in the case of an annual report) that has  materially  affected,  or is reasonably  likely to
     materially  affect,  the  registrant's   internal  control  over  financial
     reporting; and

5. The registrant's other certifying  officer(s) and I have disclosed,  based on our most recent evaluation of internal control over financial reporting,  to the registrant's auditors and the audit committee of registrant's board of directors
(or persons performing the equivalent functions):

     a) all  significant  deficiencies  in the design or  operation  of internal control over financial  reporting which are reasonably  likely to adversely affect the registrant's  ability to record,  process,  summarize and report financial information; and

     b) any fraud,  whether or not material,  that involves  management or other employees who have a significant role in the registrant's  internal control over financial reporting.

Date: August 14, 2008                   By: /s/ Travis Prentice
                                            ----------------------------------
                                            Travis Prentice, President and CEO